ADVANCED SERIES TRUST

AST New Discovery Asset Allocation Portfolio

Supplement dated March 14, 2019 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST New Discovery Asset Allocation Portfolio (the Portfolio), a series of Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Summary Prospectus.

New Subadvisory Arrangement, Investment Strategy Change, Name Change and Benchmark Change

The Board of Trustees of the Trust has approved: (i) replacing Affinity Investment Advisors, LLC, Boston Advisors, LLC, C.S. McKee, LP, EARNEST Partners, LLC, Epoch Investment Partners, Inc., Longfellow Investment Management Co. LLC, Parametric Portfolio Associates® LLC and Thompson, Siegel & Walmsley LLC as subadvisers to the Portfolio with Massachusetts Financial Services Company; (ii) revising the investment strategy of the Portfolio; (iii) changing the name of the Portfolio to the AST MFS Growth Allocation Portfolio; and (iv) changing the Portfolio's secondary custom blended index. These changes are expected to become effective on April 29, 2019.

To reflect these changes, the Summary Prospectus is hereby revised as follows, effective April 29, 2019:

I.All references to the Portfolio are hereby changed to AST MFS Growth Allocation Portfolio.

II.The description of the Portfolio's Principal Investment Strategies in the "INVESTMENTS, RISKS AND PERFORMANCE" section of the Summary Prospectus is hereby deleted and replaced with the description set forth below:

The Portfolio is designed to provide diversification among asset classes, including domestic equity securities, international equity securities, real estate-related securities, and fixed income securities, consistent with a greater than moderate level of risk relative to other asset allocation strategies managed by the Portfolio's sole subadviser, Massachusetts Financial Services Company ("MFS"). Under normal circumstances, approximately 80% of the Portfolio's assets are allocated to equity market exposures (including domestic equity securities, international equity securities, and real estate-related investments) and approximately 20% of the Portfolio's assets are allocated to fixed income market exposures. The Portfolio's assets are allocated to asset classes and investment strategies by the quantitative group of MFS following a two stage asset allocation process. The first stage is a strategic asset allocation to determine the percentage of the Portfolio's assets invested in the general asset classes of domestic equity securities, international equity securities, fixed income securities, and real estate-related securities based on the risk/return potential of the different asset classes and the risk profile of the Portfolio. The second stage involves the selection of MFS investment strategies within each of the general asset classes. Within the domestic and international equity security allocations, MFS seeks to diversify the investment strategies selected by geography, in terms of market capitalization (by including large, mid, and small capitalization domestic strategies), and by style (by including both growth and value strategies). Within the fixed income security allocation, MFS also seeks to provide geographic diversification and includes fixed income strategies with varying degrees of interest rate and credit exposure.

A team of investment professionals selects investments for the Portfolio. MFS allocates the Portfolio's assets to investment professionals by investment strategy. MFS normally invests the Portfolio's assets in US and foreign securities, including real estate-related investments and emerging market securities. Equity securities include common stocks, preferred stocks, convertible securities, equity interests in real estate investment trusts ("REITS"), and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer. Of the Portfolio's investments in debt instruments, MFS normally invests the Portfolio's assets in both investment grade quality debt instruments and below investment grade quality debt instruments. Debt instruments include corporate bonds, US Government securities, inflation-adjusted debt instruments, foreign government securities, securitized instruments, municipal instruments, floating rate loans, and other obligations to repay money borrowed. The Portfolio may also invest in derivatives including futures, forward contracts, options, swaps, and certain structured securities. MFS uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and instruments. Quantitative screening tools that systematically evaluate issuers and instruments may also be considered.

The Portfolio allocates approximately 10% of its net assets to a liquidity strategy. The liquidity strategy is invested primarily in

(i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon, to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds ("ETFs") for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio's overall investment process.

III.The description of the Portfolio's Past Performance in the "INVESTMENTS, RISKS AND PERFORMANCE" section of the Summary Prospectus is hereby revised by replacing the third paragraph with the information set forth below:

The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended index, which consists of the S&P 500 Index (54%), the MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (21%), the FTSE EPRA/NAREIT Developed Real Estate Net Index (5%) and the Bloomberg Barclays US Aggregate Bond Index (20%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Note: The AST MFS Growth Allocation Portfolio, formerly the AST New Discovery Asset Allocation Portfolio, changed subadvisers and changed its principal investment strategies, effective April 29, 2019. The Portfolio's annual returns prior to April 29, 2019, reflect the investment performance, investment operations, investment policies and investment strategies of the former subadvisers, and do not represent the actual or predicted performance of the Portfolio or its current subadviser.

In addition, prior to April 29, 2019, the Portfolio's custom blended index consisted of the Russell 3000 Index (50%), the Bloomberg Barclays US Aggregate Bond Index (30%) and the MSCI EAFE Index (GD) (20%).

IV.         The Index table under "Past Performance" in the INVESTMENTS, RISKS ANDPAST PERFORMANCE" section of the Summary Prospectus is hereby deleted and replaced with the table set forth below:

			Since
			Inception
Index	1 Year*	5 Years*	(4/30/12)*
S&P 500Index	-4.38%	8.49%	11.47%
(reflects no deduction for fees, expenses or taxes)
Blended Index (prior to April 29, 2019)	-5.12%	5.06%	7.36%
(reflects no deduction for fees, expenses or taxes)
Blended Index (as of April 29, 2019)	-5.31%	5.63%	8.06%
(reflects no deduction for fees, expenses or taxes)
*Information as of December 31, 2018.

V.The table in the "MANAGEMENT OF THE PORTFOLIO" section of the Summary Prospectus is hereby deleted and replaced with the table set forth below:

Investment	Subadviser	Portfolio Managers	Title	Service Date
Managers
PGIM Investments	Massachusetts Financial	Joseph Flaherty, Jr.	Chief Investment	April 2019
LLC	Services Company		Risk Officer
AST Investment		Natalie Shapiro	Investment Officer	April 2019
Services, Inc.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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